UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GAS NATURAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Christopher J. Hubbert, Esq.

Kohrman Jackson & Krantz LLP

1375 East Ninth Street, 29th Floor

Cleveland, Ohio 44114

216-696-8700

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On July 15, 2016, Gas Natural Inc. sent the following letter to its shareholders:

July 15, 2016

Dear Fellow Shareholders,

On July 14, Gas Natural entered into a settlement agreement with Richard M. Osborne, Sr., the company’s former chairman and CEO. Pursuant to the settlement, both Gas Natural and Mr. Osborne have addressed all outstanding lawsuits and regulatory proceedings between the parties. There are no longer any cases pending against us brought by Mr. Osborne or his companies. We are confident that this settlement was in the best interests of the company and you, our shareholders. Achieving this settlement brings finality to costly and time-consuming litigation that has burdened the company the last two years. Putting these non-operating matters behind us allows us to focus on our business, execute our growth strategy, and drive shareholder value.

In connection with the settlement, Mr. Osborne withdrew the director candidates he had nominated for election to the board at the annual meeting of shareholders to be held on July 27, 2016. The proxy materials circulated in support of his candidates by the Committee to Re-Energize Gas Natural have also been withdrawn. As a result, the committee’s white proxy card will not be voted on the election of directors at the annual meeting. If you have signed the white proxy card, you must complete and sign Gas Natural’s GREEN proxy card if you wish to vote on the election of directors at the annual meeting. Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed GREEN proxy card as soon as possible to ensure your representation at the meeting.

On behalf of the directors and management of Gas Natural, I would like to thank you for your continued support and confidence, and look forward to seeing you at the meeting.

Sincerely,

Michael R. Winter

Chairman of the Board

YOUR VOTE IS IMPORTANT

Even if you plan to attend the annual meeting, please vote by following the instructions on the enclosed GREEN proxy card today! Remember, if you hold your shares at a bank or broker you can vote your shares by telephone or via the internet, as well.

If you have questions or need assistance voting your shares please contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers — Call Collect: (212) 269-5550

Others — Call Toll-Free: (800) 821-8780

Important Shareholder Information

Gas Natural will hold its 2016 Annual Meeting of Shareholders on July 27, 2016. The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement together with a GREEN proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about the Company, the 2016 Annual Meeting, and related matters.

COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE AS THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding the Company’s directors and executive officers is contained in the Company’s annual report on Form 10-K/A filed with the SEC on April 27, 2016, and definitive proxy statement filed with the SEC on June 21, 2016.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, the Company’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Gas Natural Investor Relations at (716) 843-3821. Such materials are also available at http://proxy.egas.net.

Safe Harbor Regarding Forward-Looking Statements

The Company is including the following cautionary statement in this release to make applicable and to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, Gas Natural Inc. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "anticipates," "estimates," "expects," "intends," "plans," "predicts," "believes" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. Factors that may affect forward-looking statements and the Company's business generally include, but are not limited to the Company’s ability to consummate the corporate reorganization and debt refinancing on terms that are acceptable to the Company, or at all; the Company's ability to successfully integrate the operations of the companies it has acquired and consummate additional acquisitions; the Company's continued ability to make or increase dividend payments; the Company's ability to implement its business plan, grow earnings and improve returns on investment; fluctuating energy commodity prices; the possibility that regulators may not permit the Company to pass through all of its increased costs to its customers; changes in the utility regulatory environment; wholesale and retail competition; the Company's ability to satisfy its debt obligations, including compliance with financial covenants; weather conditions; litigation risks; and various other matters, many of which are beyond the Company's control; the risk factors and cautionary statements made in the Company's public filings with the Securities and Exchange Commission; and other factors that the Company is currently unable to identify or quantify, but may exist in the future. Gas Natural Inc. expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in Gas Natural Inc.'s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.